Liquidity	12 Months Ended
Dec. 31, 2021
Liquidity
Liquidity

2. Liquidity

As of December 31, 2021, the Company had $27.6 million in cash. Since inception, the Company has experienced net losses and negative cash flows from operations each fiscal year. The Company has no revenues and expects to continue to incur operating losses for the foreseeable future and may never become profitable. The Company is dependent on its ability to continue to raise equity and/or debt financing to continue operations.

The Company issued 3,830,586 shares of common stock pursuant to warrants and Unit Purchase Options exercised during the year ended December 31, 2021, and received gross proceeds from the warrant exercise of $16.7 million.

On August 23, 2021, the Company completed a private placement and issued 2,727,273 shares of common stock and preferred investment options to purchase up to an aggregate of 2,727,273 shares of common stock. The purchase price for one share of common stock and one preferred investment option was $11.00. The preferred investment options have an exercise price of $12.00. The net proceeds to the Company from the Private Placement were approximately $27.4 million.

On February 2, 2022, the Company completed a private placement and issued 7,824,727 shares of common stock and preferred investment options to purchase up to an aggregate of 7,824,727 shares of common stock. The purchase price for one share of common stock and one preferred investment option was $3.195. The preferred investment options have an exercise price of $3.07 per share. The aggregate gross proceeds to the Company were approximately $25.0 million, before deducting placement agent fees and other offering expenses.

The Company believes that it currently has sufficient funds and, if necessary, the ability to reduce expenditures, to support operations through the next twelve months from the date the consolidated financial statements are issued. The Company is dependent upon obtaining necessary equity and/or debt financing to continue operating. The Company cannot make any assurances that additional financing will be available to it and, if available, on acceptable terms or at all. This could negatively impact the Company’s business and operations and could also lead to the reduction of the Company’s operations.

COVID-19 Outbreak

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 Outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 Outbreak as a pandemic, based on the rapid increase in exposure globally.

Aside from our COVID-19 related trials, as a result of the COVID-19 Outbreak, most of our other trials have been halted. Except as otherwise discussed in the preceding sentence and otherwise in this annual report, there have been no material changes or impact of COVID-19 on our business. However, the full impact of the COVID-19 Outbreak continues to evolve as of the date hereof. If the COVID-19 Outbreak continues, it may have a material adverse effect on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global pandemic on its financial condition, liquidity, operations, industry, and workforce.